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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 1999


                         SEEQ TECHNOLOGY INCORPORATED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                DELAWARE                                0-11778                               94-2711298
    (STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)
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                             47200 BAYSIDE PARKWAY
                           FREMONT, CALIFORNIA 94538
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (510) 226-7400

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.           OTHER EVENTS.

                On February 21, 1999, the Registrant entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement") with LSI Logic Corporation ("LSI"), a Delaware corporation, and Stealth Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of LSI, pursuant to which LSI will acquire the Registrant. The Merger Agreement was amended on March 5, 1999 to make certain technical corrections to reflect the intent of the parties thereto. Pursuant to the Merger Agreement, each outstanding share of Common Stock, par value $0.01 per share, of the Registrant will be converted into the right to receive that number of shares of Common Stock of LSI equal to the Exchange Ratio. "Exchange Ratio" for purposes of the Merger Agreement means 0.1095; provided, that if the average closing sale price of one share of LSI's Common Stock as reported on the New York Stock Exchange for the ten (10) consecutive trading days ending on the trading day immediately preceding the closing date of the Merger (the "Average Price") is less than $24.00, Exchange Ratio shall mean the quotient determined by dividing 2.628 by the Average Price; provided, further, that if the Average Price is higher than $30.00, Exchange Ratio shall mean the quotient determined by dividing 3.285 by the Average Price.

                  The closing of the Merger is subject to a number of conditions, including among others: (a) approval by the stockholders of the Registrant and (b) the expiration or early termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Acts of 1976.

                  The foregoing summary is qualified in its entirety by reference to the Merger Agreement, attached hereto as Exhibit 99.1.

                  The information that is set forth in the joint Press Release dated February 22, 1999 is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                           99.1 Agreement and Plan of Reorganization and Merger dated February 21, 1999 and amended March 5, 1999 among LSI Logic Corporation, Stealth Acquisition Corporation and the Registrant.

                           99.2 Text of Joint Press Release, dated as of February 22, 1999. (Incorporated by reference to Exhibit 99.2 to the Report on Form 8-K filed by the Registrant on February 24, 1999).
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEEQ TECHNOLOGY INCORPORATED
                                        A Delaware Corporation


Dated: March 5, 1999                    By: /s/ Gary R. Fish
                                           ----------------------------------
                                           Gary R. Fish
                                           Secretary, Chief Financial Officer



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                                  EXHIBIT INDEX


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Exhibit Number             Description
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
   99.1 Agreement and Plan of Reorganization and Merger dated February 21, 1999 and amended March 5, 1999 among LSI Logic Corporation, Stealth Acquisition Corporation and the Registrant.

   99.2        Text of Joint Press Release, dated as of February 22, 1999.
               (Incorporated by reference to Exhibit 99.2 to the Report on Form 8-K filed by the Registrant on February 24, 1999).


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